UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 19, 2015

EPIZYME, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35945	26-1349956
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Technology Square, Cambridge, Massachusetts	02139
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 229-5872

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

Epizyme, Inc. (the “Company”) held its Annual Meeting of Stockholders on May 19, 2015. The following is a summary of the matters voted on at that meeting.

a)	The stockholders of the Company elected Carl Goldfischer, M.D. and Beth Seidenberg, M.D. as class II directors, each for a three-year term ending at the annual meeting of stockholders to be held in 2018. The results of the stockholders’ vote with respect to the election of the class II directors were as follows:

Name	Votes For	Votes Withheld	Broker Non- Votes

Carl Goldfischer, M.D.	36,115,379	94,767	2,209,846
Beth Seidenberg, M.D.	36,124,221	85,925	2,209,846

b)	The stockholders of the Company ratified the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015. The results of the stockholders’ vote with respect to such ratification were as follows:

For	Against	Abstain	Broker Non-Votes
38,377,024	38,152	4,816	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EPIZYME, INC.

Date: May 20, 2015	By:	/s/ Robert J. Gould

Robert J. Gould, Ph.D.
President and Chief Executive Officer